FORM 8-K/A
                       CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15 (D) OF
                THE SECURITIES EXCHANGE ACT OF 1934


  Date of report (date of earliest event reported): August 11, 2000
                                                    ---------------

                         VALUE HOLDINGS, INC.
  -----------------------------------------------------------------
       (exact name of registrant as specified in its charter)

                              FLORIDA
  -----------------------------------------------------------------
             (State or other jurisdiction of incorporation)

           0-15076                        59-2388734
    -----------------------        -----------------------------
    (Commission File Number)       (IRS Employer Identification)
                                             Number)

             2307 Douglas Road, Ste 400, Miami, Fla  33145
  ---------------------------------------------------------------
  (Address of principal executive offices)           (Zip Code)

 Registrant s Telephone Number, including Area Code: (305) 868-3946
                                                     --------------

                              N/A
  -----------------------------------------------------------------
   (Former name or former address, if changed since last report)






















ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (a)  Financial Statements of Businesses Acquired

       Provided herein are the following financial statements of Cutler Forest Products:

       (i)  Audited Consolidated Balance Sheet at December 31,
            1999
       (ii) Audited Consolidated Statement of Income for the year ended December 31, 1999 and unaudited Consolidated Statement of Income for the year ended December 31, 1998
       (iii)Audited Consolidated Statement of Partner s Equity
            for the year ended December 31, 1999
       (iv) Audited Consolidated Statement of Cash Flows for the year ended December 31, 1999 and unaudited Consolidated Statement of Cash Flows for the year ended December 31, 1998
       (v) Summary of significant accounting policies and notes to consolidated financial statements for Seabright Wood Fabricators:

       (i)  Audited Balance Sheet at December 31, 1999
       (ii) Audited Statement of Income and Retained Earnings for the year ended December 31, 1999 and unaudited Statement of Income for the year ended December 31, 1998
       (iii)Audited Statement of Cash Flows for the year ended December 31, 1999 and unaudited Statement of Cash Flows for the year ended December 31, 1998
       (iv) Audited Schedule of Cost of Sales and General and Administrative Expenses for the year ended December 31, 1999 and unaudited Schedule of Cost of Sales and General and Administrative Expenses for the year ended December 31, 1998
       (v) Summary of significant accounting policies and notes to consolidated financial statements


        For Cutler Forest Products and Seabright Wood Fabricators
        LTD:

        (i)  Unaudited Balance Sheet at July 31, 2000
        (ii) Unaudited Statement of Income for the seven months ended July 31, 2000






  (b) Pro Forma Financial Information

     Provided herein are the following pro-forma consolidated financial statements for Value Holdings, Inc., Cutler
     Forest Products and Seabright Wood Fabricators:

     (i)  Unaudited Pro-Forma Consolidated Balance Sheet at October
          31, 1999
     (ii) Unaudited Pro-Forma Consolidated Statement of Operations for the year ended October 31, 1999
     (iii)Unaudited Pro-Forma Consolidated Balance Sheet at July
          31, 2000
     (iv) Unaudited Pro-Forma Consolidated Statement of Operations for the nine months ended July 31, 2000
     (iv) Unaudited Pro-Forma Consolidated Statement of Operations for the nine months ended July 31, 1999
     (v)  Notes to the Pro-Forma Statements


  (c) Exhibits

      Exhibit Number     Description
      --------------     -----------------------------------
       10.02             Asset purchase agreement dated February
                         11, 2000 between Value Holdings, 1392298
                         Ontario Limited, Cutler Forest Products,
                         Treefield Holdings Limited, Divadel
                         Holdings Limited, Ruislip Holdings, Inc.,
                         T.M.&C. Holdings, Ltd., Victor Drevnig,
                         Keith Withers, Peter Engel, and Richard
                         Drevnig *

      10.03 Share purchase agreement dated February 11, 2000 between Value Holdings, 1392298 Ontario Limited, Cutler Forest Products, Fred Cain, Treefield Holdings Limited, Divade Holdings Limited, Ruislip Holdings, Inc., T.M.&C. Holdings, Ltd., Victor Drevnig, Keith Withers, Peter Engel, and Richard Drevnig *

      10.04 Amending agreement dated August 10, 2000 between Value Holdings, 1392298 Ontario Limited, Cutler Forest Products,
                         Fred Cain, Treefield Holdings Limited,
                         Divade Holdings Limited, Ruislip Holdings,
                         Inc., T.M.&C. Holdings, Ltd., Victor
                         Drevnig, Keith Withers, Peter Engel, and
                         Richard Drevnig *


   * These documents were filed as Exhibits to the original Form
     8-K



                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VALUE HOLDINGS, INC.

                                  By /s/ Robert Ziner
                                     -----------------------
                                         Robert Ziner
                                         President

Date: October 24, 2000






































                      CUTLER FOREST PRODUCTS
                    CONSOLIDATED BALANCE SHEET
                       AT DECEMBER 31, 1999
                             (AUDITED)


           ASSETS

           Current
            Accounts receivable (Note 1)       $ 2,535,635
            Inventories                          3,048,908
            Income taxes receivable                 13,305
            Current portion of loan receivable
             from related company                   11,374
            Prepaid expenses and deposits           12,875
                                                ----------
                                                 5,622,097
           Loan receivable from related company
            (Note 2)                                17,487
           Investment in related company (Note 3)  368,243
           Capital assets (Note 4)                 245,300
           Goodwill                                    -0-
                                                ----------
                                               $ 6,253,127
                                                ==========
           LIABILITIES

           Current
            Bank indebtedness (Note 5)         $ 2,215,213
            Accounts payable and accrued
             liabilities                           551,691
           Current portion of obligations
             under capital leases (Note 6)           3,206
           Current portion of loan payable
            (Note 7)                               136,056
                                                ----------
                                                 2,906,166
           Long Term Debt
            Obligations under capital leases         4,609
            Loan payable (Note 7)                  271,126
            Loans payable related companies
             (Note 8)                                  229
                                                ----------
                                                 3,182,130
                                                ----------
           PARTNER'S EQUITY                      3,070,997
                                                ----------
                                               $ 6,253,127
                                                ==========





                      CUTLER FOREST PRODUCTS
                 CONSOLIDATED STATEMENT OF INCOME
                  FOR THE YEARS ENDED DECEMBER 31,


                                      1999            1998
                                    (Audited)     (Unaudited)
                                   ----------      ----------

          SALES                  $ 22,685,729    $ 19,962,466
                                  -----------     -----------

          COST OF SALES
           Inventory, beginning     2,205,367       2,366,027
           Purchases               19,170,361      15,762,023
                                  -----------     -----------
                                   21,375,728      18,128,050
           Inventory, ending        2,977,118       2,238,777
                                  -----------     -----------
                                   18,398,610      15,889,273
                                  -----------     -----------
          GROSS PROFIT              4,287,119       4,073,193
                                  -----------     -----------
          EXPENSE
           Warehousing              1,186,020       1,111,182
           Selling and delivery     1,212,861       1,123,156
           General & administrative   515,461         522,229
                                  -----------     -----------
                                    2,914,342       2,756,567
                                  -----------     -----------
          INCOME FROM OPERATIONS    1,372,777       1,316,626
                                  -----------     -----------
          OTHER INCOME
           Income from Seabright
            Wood Fabricators Ltd       54,717          34,434
                                  -----------     -----------
          INCOME BEFORE INCOME
           TAXES                    1,427,494       1,351,060
          INCOME TAXES                  4,912          14,407
                                  -----------     -----------
          NET INCOME             $  1,422,582    $  1,336,653
                                  ===========     ===========













                     CUTLER FOREST PRODUCTS
             CONSOLIDATED STATEMENT OF PARTNER'S EQUITY
              FOR THE YEAR ENDED DECEMBER 31, 1999

         Treefield  Divadale  Ruislip  T M and C  Total  Total
          Holdings  Holdings  Holdings  Holdings  1999   1998
          Limited   Limited   Limited   Limited        (Un-
                                                       audited)
            $         $         $         $         $     $

Balance
beginning
of the
year    $1,196,373 $353,767 $353,767 $353,767 $2,257,674 $2,017,076

Reallocation
of partner s
loan balance                                              (705,977)

Net income
for the
year       696,513  242,023  242,023  242,023  1,422,582  1,336,653
         ----------------------------------------------------------
         1,892,886  595,790  595,790  595,790  3,680,256  2,647,752
Drawings  (359,971)(124,967)(124,967)(124,967)  (734,872) (250,471)
Curreny     61,551   21,354   21,354   21,354    125,613  (139,607)
         ---------------------------------------------------------
Balance
end of
year    $1,594,466 $492,177 $492,177 $492,177 $3,070,997 $2,257,674
         ==========================================================






















                      CUTLER FOREST PRODUCTS
                CONSOLIDATED STATEMENT OF CASH FLOW
                  FOR THE YEARS ENDED DECEMBER 31,


                                         1999           1998
                                      (Audited)      (Unaudited)
                                     ----------     -----------
  OPERATING ACTIVITIES
   Net income for the year          $ 1,422,582    $ 1,336,652
   Add (deduct) items not
    involving cash
      Amortization                       73,079         48,423
      Income from Seabright
       Wood Fabricators, Ltd            (54,717)       (34,434)
                                     ----------     ----------
                                      1,440,944      1,350,641
   Net change in other components
    of working capital (Note 10)       (771,994)       147,012
                                     ----------     ----------
  CASH PROVIDED BY OPERATING
   ACTIVITIES                           668,950      1,497,653
                                     ----------     ----------
  FINANCING ACTIVITIES
   Bank overdraft                       625,443       (437,159)
   Operating line of credit             132,652         67,331
   Banker s acceptance                   (2,246)      (327,971)
   Repayment of obligation under
    capital lease                        (2,936)        (3,917)
   Withdrawal of partner from
    partnership                            -          (705,977)
   Loan payable                            -           705,977
   Repayment of loan payable           (132,852)      (139,878)
   Loans payable related companies     (541,285)      (176,426)
   Partners drawing                    (734,872)      (250,471)
                                     ----------     ----------
  CASH USED IN FINANCING ACTIVITIES    (656,096)    (1,268,491)
                                     ----------     ----------
  INVESTING ACTIVITIES
   Capital expenditures (Note 11)       (24,299)      (245,803)
   Loan receivable related company        11,106         12,029
                                     ----------     ----------
  CASH USED IN INVESTING ACTIVITIES     (13,193)      (233,764)
                                     ----------     ----------
  CURRENCY                                   91           (355)
                                     ----------     -----------
  NET DECREASE IN CASH                     (248)        (4,957)
  CASH, BEGINNING OF YEAR                 2,032          6,989
                                     ----------     ----------
  CASH END OF YEAR (Note 5)        $      1,784    $     2,032
                                     ==========     ==========



                     CUTLER FOREST PRODUCTS
             SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                       DECEMBER 31, 1999

a. Nature of Business
   Cutler Forest Products processed wood products to manufacturers, retailers and contractors in the Greater Toronto Area.

b. Basis of Operations
   These consolidated financial statements include the unincorporated partnership operating as Cutler Forest Products and its wholly owned subsidiary 655265 Ontario Limited. Accordingly, they do not include all the assets, liabilities and revenues and expenses of its partners. The accounts do not contain any charges for managerial or administrative services of the partners and no provision has been made for income taxes in these financial statements for the partnership as the income is taxed in the hands of the corporate partners.

c. Inventories
   Inventories are valued at the lower of cost and net realizable value, with cost being determined on a moving average basis.

d. Capital Assets
   Capital assets are recorded at cost less accumulated amortization. Amortization is calculated on a declining balance basis at per annum rates which are expected to amortize the cost of the capital assets over their estimated useful lives as follows:

          Furniture and fixtures         10% - 20%
          Computer equipment             30%
          Automobiles                    30%
          Forklift                       30%
          Sign                           10%
          Tools and dies                 20%
          Leasehold improvements   Straight line over term of lease

e. Translation of foreign currencies
   Accounts and transactions in foreign currencies have been translated into Canadian funds on the following basis: Monetary assets and liabilities are translated at the current exchange rate effective at the balance sheet date, all other assets and liabilities are translated at the rate of exchange prevailing at the date of the transaction. Revenue and expense items are translated at the rate of exchange prevailing at the date of the transaction. Currency gain and losses are reflected in the earnings for the year.

f. Investments
   The partnership s 50% interest in Seabright Wood Fabricators Ltd. has been accounted for on the equity method: Under the equity method, the pro-rata share of the investee s earnings is added to the carrying value of the investment shown on the balance sheet. Dividends received are deducted from the carrying value of the investment.

g. Use of Estimates
   The preparation of financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.


                     CUTLER FOREST PRODUCTS
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                       DECEMBER 31, 1999

1. ACCOUNTS RECEIVABLE

        Trade                                $ 2,594,906
        Allowance for doubtful accounts           59,271
                                              ----------
                                             $ 2,535,635
                                              ==========
2. LOAN RECEIVABLE FROM RELATED COMPANY

         Seabright Wood Fabricators Ltd      $    17,487
         Deduct: current portion                  11,374
                                              ----------
                                             $    28,861
                                              ==========
   The loan is non-interest bearing.

3. INVESTMENT IN RELATED COMPANY

         Seabright Wood Fabricators Ltd      $   368,243
                                              ==========

   The Company owns 50% of Seabright Wood Fabricators Ltd.

4. CAPITAL ASSETS
                                  Cost    Accumulated   Net
                                          Amortization
                              -------------------------------
    Furniture and fixtures    $  52,642   $  24,114  $ 28,528
    Computer equipment           41,405      26,151    15,255
    Automobiles                  11,126       9,738     1,388
    Forklift                     71,912      42,890    29,022
    Sign                          1,153         916       237
    Leasehold improvements      255,613      84,742   170,870
                             --------------------------------
                             $  433,851  $  188,551 $ 245,300
                             ================================

5. BANK INDEBTEDNESS

    Cash                                   $     (1,784)
    Bank overdraft                              826,824
    Operating line of credit                    713,218
    Banker s acceptance                         676,955
                                            -----------
                                           $  2,215,213
                                            ===========

The operating line of credit bears interest at the rate if prime plus 1/4%. The banker s acceptance bears interest at the rate for banker s acceptances plus 1.5%. All borrowings are secured by a General Security Agreement covering all of the partnerships assets.

The credit facility agreement under which the borrowings are granted contains several financial covenants. At December 31, 1999 the Company was in compliance with all of these covenants.


6. OBLIGATIONS UNDER CAPITAL LEASES

Future minimum lease payments under capital leases are as follows:

               2000                        $      3,616
               2001                               3,616
               2002                               1,206
                                            -----------
               Total minimum lease payments       8,438
               Lease imputed interest               623
                                            -----------
               Present value of net minimum
                lease payments                    7,815
               Deduct: current portion            3,206
                                            -----------
                                           $      4,609
                                            ===========

7. LOAN PAYABLE

      Loan payable to Burning Elm Holdings
       Ltd, payable in monthly installments
       of $11,381 plus interest equal to
       Canada Savings Bonds rate           $    407,182
      Deduct: current portion                   136,056
                                            -----------
                                           $    271,126
                                            ===========






      Future principal repayments are as follows:


               2000                        $    136,056
               2001                             136,056
               2002                             135,070
                                            -----------
                                           $    407,182
                                            ===========

      Interest paid during the year amounted to $19,079.


8. LOANS PAYABLE TO RELATED COMPANIES

      Divadale Holding Limited             $        229
                                            ===========
The loan bears interest at prime plus 1/2%, is unsecured and have no fixed term of repayment.

9. INCOME ALLOCATION

The partners have entered into an agreement to allocate the current year s net income as follows:

  i) On the first $734,872 the income will be allocated to:

     Treefield Holdings, Ltd               $     360,088
     Divadale Holdings, Ltd                      124,928
     Ruislip Holdings, Inc.                      124,928
     T M and C Holdings, Ltd                     124,928
                                            ------------
                                           $     734,872
                                            ============

  ii) On the remaining net income in excess of $734,872 allocations are made in accordance with the percentage of ownership.

10. NET CHANGE IN OTHER COMPONENTS OF WORKING CAPITAL

                                    1999           1998
                               -----------     -----------
    Accounts receivable       $  (177,513)   $   (116,895)
    Inventories                  (771,752)        127,249
    Prepaid expenses and
     deposits                      14,873          (3,823)
    Accounts payable and
     accrued liabilities          189,582         126,356
    Income taxes payable          (27,184)         14,125
                               ----------     -----------
                              $  (771,994)   $    147,012
                               ==========     ===========

11. CAPITAL EXPENDITURES

    Furniture and fixtures                   $      2,428
    Computer equipment                              1,535
    Forklift                                        8,391
    Leasehold improvements                         11,945
                                              -----------
                                             $     24,299
                                              ===========
12. RELATED PARTY TRANSACTIONS

The company has transactions with related parties. These transactions are at the exchange amount which is the amount of consideration agreed to by the related parties.

  a. The company purchased from Seabright Wood Fabricators, Ltd, of which it owns 50%, goods in the amount of $1,655,780
     (1998 unaudited - $1,323,992), sold goods in the amount of $12,625 (1998 unaudited - $0), and paid expenses in the amount of $115,937 (1998 unaudited - $71,715). Included in the company s accounts payable at December 31, 1999, and amount of $235,768 (1998 unaudited - $88,505) was owed to Seabright
     Wood Fabricators, Ltd.

  b. The company paid rent to 1265 Arrowood Drive, related by virtue of common control, in the amount of $221,322 (1998 unaudited - $205,953).

13. COMMITMENTS

The company is committed under the terms of real property leases expiring in January 2003 to the following minimum rentals.

               2000                     $     221,324
               2001                           221,324
               2002                           221,324
               2003                            18,444
                                         ------------
                                        $     682,416
14. CONTINGENCIES                        ============

The company has contingent liabilities in connection with guarantees of the bank indebtedness of Seabright Wood Fabricators, Ltd in the amount of $140,191 and of the mortgage of 1265 Arrowood Drive in the amount of $1,349,911.

15. SUBSEQUENT EVENTS

On February 11, 2000 the company entered into an Asset Purchase
Agreement providing for the sale by Cutler Forest Products of its wholesale wood products business and all of its assets and liabilities to 1392298 Ontario Limited, a wholly owned subsidiary of Value Holdings, Inc.
                     CUTLER FOREST PRODUCTS
               APPENDIX TO THE 1999 ANNUAL REPORT

CONSOLIDATED SCHEDULE OF WAREHOUSING, SELLING AND DELIVERY EXPENSE,
             AND GENERAL AND ADMINISTRATIVE EXPENSES
                       FOR THE YEARS ENDED

                                         1999          1998
                                     ----------    -----------
WAREHOUSING
 Amortization                     $     59,652   $     39,634
 Business and property taxes           160,164        132,568
 General expenses                       79,676         81,929
 Insurance                               6,662          8,126
 Propane                                 8,701          7,474
 Rent                                  363,611        374,313
 Repairs and maintenance                52,754         39,863
 Utilities                              36,417         39,936
 Warehouse wages                       418,383        387,339
                                   -----------    -----------
                                  $  1,186,020   $  1,111,182
                                   ===========    ===========

SELLING AND DELIVERY
 Advertising and promotion        $    142,360   $    146,437
 Amortization                            4,413          1,142
 Automotive                             97,721        100,690
 Bad debts                              26,256          3,776
 Commissions                           462,824        458,844
 Cartage                               391,839        324,638
 Employee benefits                      60,805         63,119
 Insurance                              15,945         13,397
 Travel                                 10,698         11,113
                                   -----------    -----------
                                  $  1,212,861   $  1,123,156
                                   ===========    ===========

GENERAL AND ADMINISTRATIVE EXPENSES
 Amortization                     $      9,016   $      7,647
 Consulting services                      -             6,733
 Employee benefits                      29,449         38,019
 Insurance                               1,370          1,842
 Interest and bank charges              71,569        100,163
 Interest on long term debt             49,867         65,271
 Office wages                          178,639        176,456
 Office and general                     79,095         66,778
 Professional services                  56,245         18,185
 Rent                                    3,429          3,481
 Telephone                              36,782         37,654
                                   -----------    -----------
                                 $     515,461  $     522,229
                                   ===========    ===========


                SEABRIGHT WOOD FABRICATORS LIMITED
                         BALANCE SHEET
                      AT DECEMBER 31, 1999
                           (Audited)

                            ASSETS

   CURRENT ASSETS
    Accounts receivable (Note 2)                $     250,769
    Inventories (Note 3)                              115,550
    Prepaid expenses                                   53,135
                                                 ------------
                                                      419,454
   CAPITAL ASSETS - at cost less accumulated
    amortization (Note 4)                             798,352
   OTHER ASSETS (Note 5)                                  788
                                                 ------------
                                               $    1,218,594
                                                 ============
                         LIABILITIES

   CURRENT LIABILITIES
    Bank indebtedness (Note 6)                 $      143,571
    Accounts payable and accrued liabilities           36,241
    Income and other taxes payable                     42,756
    Current portion of long-term debt                  59,925
    Current portion of advances from shareholder       11,374
                                                -------------
                                                      293,867
   LONG-TERM DEBTS (Note 7)                           105,850
   ADVANCES FROM SHAREHOLDER (Note 8)                  17,487
   FUTURE INCOME TAXES                                 64,902
                                                -------------
                                                      482,106
                                                -------------
                     SHAREHOLDER S EQUITY

   CAPITAL STOCK (Note 9)                               1,261
   RETAINED EARNINGS                                  749,514
   CURRENCY TRANSLATION                               (14,287)
                                                -------------
                                                      736,488
                                                -------------
                                               $    1,218,594
                                                =============










                 SEABRIGHT WOOD FABRICATORS LIMITED
             STATEMENT OF INCOME AND RETAINED EARNINGS
                  FOR THE YEAR ENDED DECEMBER 31,

                                        1999         1998
                                      (Audited)   (Unaudited)
                                    -----------   -----------

      SALES                       $   1,723,416 $   1,417,901

      COST OF SALES                   1,377,848     1,153,936
                                     ----------    ----------
      GROSS MARGIN                      345,568       263,965

      GENERAL AND ADMINISTRATIVE        207,544       178,553
                                     ----------    ----------
      INCOME FROM OPERATIONS            138,024        85,412
                                     ----------    ----------
      OTHER INCOME
       Rental income                     10,380        11,251
       (Loss) Gain on disposal of
        capital assets                  (11,484)        5,532
                                     ----------    ----------
                                         (1,104)       16,783
                                     ----------    ----------
      NET INCOME BEFORE INCOME TAX      136,920       102,195
       Income taxes                      27,486        33,325
                                     ----------    ----------
                                        109,434        68,870
      RETAINED EARNINGS - BEGINNING     640,080       571,210
                                     ----------    ----------
      RETAINED EARNINGS - ENDING    $   749,514   $   640,080
                                     ==========    ==========





















                 SEABRIGHT WOOD FABRICATORS LIMITED
                      STATEMENT OF CASH FLOWS
                  FOR THE YEAR ENDED DECEMBER 31,

                                        1999         1998
                                      (Audited)   (Unaudited)
                                    -----------   -----------
OPERATING ACTIVITIES
 Net Income                       $     109,434  $     68,860
 Adjustments to reconcile net
  income to cash provided from
  operating activities:
   Amortization                         130,992       119,649
   Loss (Gain) on disposal of
    capital assets                       11,484        (5,532)
   Future income taxes                    4,126        24,074
   Accounts receivable                 (142,610)        5,102
   Inventories                          (22,083)      (13,969)
   Prepaid expenses                      (7,847)          923
   Accounts payable and accrued
    liabilities                         (32,873)        6,635
   Income and other taxes payable        25,545        (1,983)
                                    -----------   -----------
CASH PROVIDED FROM OPERATING
 ACTIVITIES                              76,168       203,759
                                    -----------   -----------
INVESTING ACTIVITIES
 Acquisition of capital assets         (166,250)     (213,432)
 Proceeds from disposal of capital
  assets                                   -           35,887
                                    -----------   -----------
CASH (USED FOR) INVESTING ACTIVITIES   (166,250)     (177,545)
                                    -----------   -----------
FINANCING ACTIVITIES
 Incurred long-term debts                99,489       100,997
 Repayment of long-term debts           (57,483)     (117,268)
 Advances from shareholders             (11,106)      (12,039)
                                    -----------   -----------
CASH PROVIDED FROM (USED FOR)
 FINANCING ACTIVITIES                    30,900       (28,310)
                                    -----------   -----------
CURRENCY                                 (5,252)        6,370
(DECREASE) IN CASH                      (64,434)        4,274

(CASH DEFICIENCY) - BEGINNING           (79,138)      (83,412)
                                    -----------   -----------
(CASH DEFICIENCY) - ENDING         $   (143,572) $    (79,138)
                                    ===========   ===========







                 SEABRIGHT WOOD FABRICATORS LIMITED
                     SCHEDULE OF COST OF SALES
                  FOR THE YEAR ENDED DECEMBER 31,

                                        1999         1998
                                      (Audited)   (Unaudited)
                                    -----------   -----------

WORK-IN-PROGRESS - BEGINNING       $     7,462   $      2,167
                                    ----------    -----------
MATERIAL COST
 Inventory of raw material -
  beginning                             83,284         75,984
 Purchases                             328,030        257,235
                                    ----------     ----------
                                       411,314        333,219
 Inventory of raw material -
  ending                               106,907         84,545
                                    ----------     ----------
                                       304,407        248,674
                                    ----------     ----------
DIRECT LABOR                           700,950        581,881
                                    ----------     ----------
FACTORY OVERHEAD
 Employee benefits                      76,699         66,114
 Equipment rentals and repair           27,379         19,758
 Municipal taxes                         7,453          7,283
 Rent                                   23,479         23,834
 Repairs and maintenance                 2,459          1,437
 Saw blades                             65,745         56,319
 Utilities                              35,238         34,106
 Warehouse                               4,716          5,241
 Waste disposal                          2,765          2,447
 Amortization - equipment              122,451        109,409
 Amortization - leasehold
  improvements                           2,568          2,340
                                    ----------     ----------
                                       370,952        328,788
                                    ----------     ----------
                                     1,383,771      1,161,510
WORK IN PROGRESS - ENDING                5,923          7,574
                                    ----------     ----------
TOTAL COST OF SALES               $  1,377,848   $  1,153,956
                                    ==========     ==========










                 SEABRIGHT WOOD FABRICATORS LIMITED
         SCHEDULE OF GENERAL AND ADMINISTRATIVE EXPENSES
                  FOR THE YEAR ENDED DECEMBER 31,

                                        1999         1998
                                      (Audited)   (Unaudited)
                                    -----------   -----------

 Automobile and delivery expenses  $     10,562  $    10,888
 Capital tax                                332          337
 Insurance                                4,006        3,413
 Interest and bank charges                5,061        4,655
 Interest on long term debt              15,798       10,233
 Management salaries                     85,262       82,750
 Office and general                      15,997       15,687
 Office salaries                         24,430       22,631
 Professional fees                       27,877       10,492
 Sales and business promotion             8,213        5,940
 Telephone                                4,034        4,127
 Amortization- office furniture and
               equipment                  5,887        7,304
 Amortization - organizational costs         85           96
                                     ----------   ----------
                                    $   207,544  $   178,553
                                     ==========   ==========

                  SEABRIGHT WOOD FABRICATORS LIMITED
                  NOTES TO THE FINANCIAL STATEMENTS
                FOR THE YEAR ENDED DECEMBER 31, 1999


The following are an integral part of these financial statements.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  a. Inventory
     i. Raw materials are valued at the lower of cost and realizable value, primarily on the first-in, first-out basis.
    ii. Work-in-progress is valued at the lower of cost and net realizable value. These values are estimated by management on the basis of selling price less gross margin. Cost is principally determined on a first-in, first-out basis.

  b. Amortization of capital assets
     Amortization of capital assets has been calculated at the undernoted rates on the indicated basis:
                                         Rate    Basis
                                        -----  ----------------
     Miscellaneous equipment and tools   20%   Diminishing balance
     Production equipment                10%   Straight-line
     Office furniture and equipment      20%   Diminishing balance
     Leasehold improvements have been amortized over the term of the lease on a straight-line basis.

  c. Amortization of intangible assets
     Organization costs are deferred at a rate of 50% and amortized at an annual rate of 10% on the diminishing balance basis except the cost of amalgamation with subsidiaries that are deferred and amortized at 10% annually on the diminishing balance basis.

  d. Income taxes
     The company provides for income taxes using the accrual method of tax allocation, whereby income taxes are based on financial statements income rather than taxable income. Future income taxes are a result of the timing differences between income reported for statement purposes and that reported for tax purposes.

  e. Financial instruments and risk
     The company s financial instruments consist of accounts receivable, inventories, bank indebtedness, accounts payable, taxes payable, long-term debts and advances from shareholders. Unless otherwise noted, it is management s opinion that the company is not exposed to significant interest and currency risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying value.

     However, concentration of credit risk may arise from exposure on trade receivable from Cutler Forest Products which accounts for approximately 20% of the total assets.

  f. The comparative figures shown for the unaudited 1998 year have been restated, where applicable, to conform with the presentation shown in the current year.


2. ACCOUNTS RECEIVABLE
   Included in accounts receivable are trade receivable from Cutler Forest Products, who owns 50% of the company, for $347,098.

3. INVENTORY
   Raw material                       $   109,484
   Work-in-progress                         6,066
                                       ----------
                                      $   115,550
                                       ==========







4. CAPITAL ASSETS
                             Cost    Accumulated    Net Book
                                     Amortization     Value
                          --------   ------------  ----------
Miscellaneous equipment $   45,551    $   31,014  $   14,537
Production equipment     1,519,662       764,590     755,072
Office furniture and
 equipment                  40,675        16,557      24,118
Leasehold improvements      21,231        16,605       4,626
                         ---------     ---------   ---------
                        $1,627,119    $  828,766  $  798,352
                         =========     =========   =========

5. OTHER ASSETS

Organization costs                          $      788
Goodwill                                       123,285
  Less:
  Class  D  Preferred shares                  (123,285)
                                             ---------
                                            $      788
                                             =========

The class D Preferred shares were issued in lieu of the goodwill which arise upon the acquisition of all the outstanding shares of J.G.R. Custom Woodworking, Inc. amalgamated with the company on December 31, 1990. Since then the asset is netted against issued shares.

Management intends to cancel the class D preferred shares in the coming year.

6. BANK INDEBTEDNESS
   Bank overdraft                           $   24,701
   Demand loans                                118,870
                                             ---------
                                            $  143,571
                                             =========
The bank loans bear interest at 1/2% above the bank prime rate that was 6.5% as of December 31, 1999. The loans are secured by:
          i) Registered general assignment of book debts
         ii) Unlimited guarantee from Cutler Forest Products
        iii) Unlimited guarantee from the shareholder - director.

7. LONG-TERM DEBTS

  a. Bank loan repayable in monthly installments
     of $1,509. Principal plus interest at prime
     plus 1%, due October 26, 2000. The loan is
     secured by an equipment with a net book
     value of $66,114 and personal guarantee
     from shareholders totalling $33,963            $    5,585


  b. Bank loan repayable in monthly installments
     of $2,830. Principal plus interest at prime
     plus 3/4 % repayable on November 20, 2001
     and secured by an equipment with accessories
     bearing a net book value of $121,587                65,095
  c. Bank loan repayable in monthly installments
     of $1,698. Principal plus interest at prime
     plus 1% due August 15, 2004. The loan is
     secured by two equipment with a net book value
     of $119,454                                         95,096
                                                      ---------
                                                        165,776
     Less: principal due within one year                 59,926
                                                      ---------
                                                    $   105,850
                                                      =========

     Principal repayments in the next five years are as follows:

               2000              $   59,925
               2001                  51,510
               2002                  20,378
               2003                  20,378
               2004                  13,585
                                  ---------
                                 $  165,776
                                  =========

8. ADVANCES FROM SHAREHOLDER

   Cutler Forest Products                          $   28,862
   Less: current portion                              (11,375)
                                                    ---------
                                                   $   17,487
                                                    =========
The advances are non-interest bearing and received to cover future tow motor rental.

9. CAPITAL STOCK

Details of authorized and issued capital stock are as follows:

      Authorized
        2,500      Class  A  ,non-participating, non-cumulative,
                   non-voting preference shares, redeemable at a
                   price determinable at the time of issue
       25,000      Class  B  ,non-participating, non-cumulative,
                   non-voting preference shares, redeemable at a
                   price determinable at the time of issue
      250,000      Class  C   ,participating, non-cumulative,
                   voting preference shares, redeemable at a price
                   determinable at the time of issue
      Unlimited    Unlimited number of non-voting, non-
                   participating, non-redeemable, non-retractable
                   Class  D  preference shares cancelable with
                   unanimous consent of the class  D  shareholders.
        12,000     Common shares
       Issued
         1,800     Common shares                      $   1,261
                                                       ========

10. COMMITMENTS
The company is a party to a lease agreement which expires June, 2004. The annual rental payment is $24,047.

11. ECONOMIC DEPENDENCY
The company relies on Cutler Forest Products,a 50% owner of the company, to provide the majority of its business and a guarantee to its outstanding bank loans.

12. CONTINGENT LIABILITY
  a. The company has issued two letters of guarantee totalling
     $4,415 to Hydro Etobicoke and Hydro Mississauga.
  b. The company has provided cross company unlimited guarantee to the bank for the shareholder s line of credit.

13. RELATED PARTY TRANSACTIONS
  a. Cutler Forest Products owns 50% of Seabright Wood Fabricators
     Limited.
  b. Seabright rents premises owned in part by the beneficial owners of Cutler Forest Products.
  c. Seabright Wood Fabricators Limited shares space and employees with Cutler Forest Products. The following is a summary of the intercompany income and expense recoveries by Seabright Wood Fabricators Limited.
                                              1999       1998
                                         -----------  -----------
     Sales to Cutler Forest Products    $  1,655,780 $  1,323,993
     Purchases from Cutler Forest
                         Products             10,625         -
     Tow motor rental                         32,276       11,251
     Recovery of costs from Cutler
                 Forest Products              83,661       60,464















                      CUTLER FOREST PRODUCTS
                    CONSOLIDATED BALANCE SHEET
                         AT JULY 31, 2000
                           (UNAUDITED)


           ASSETS

           Current
            Accounts receivable                $ 3,278,810
            Inventories                          3,140,709
            Prepaid expenses and deposits            6,557
                                                ----------
                                                 6,426,076
           Loan receivable from related company     13,161
           Investment in related company           419,367
           Capital assets                          252,367
           Goodwill                                      1
                                                ----------
                                               $ 7,110,971
                                                ==========
           LIABILITIES

           Current
            Bank indebtedness                  $ 2,610,677
            Accounts payable and accrued
             liabilities                           858,333
                                                ----------
                                                 3,469,010
                                                ----------
           PARTNER'S EQUITY                      3,641,961
                                                ----------
                                               $ 7,110,971
                                                ==========




















                      CUTLER FOREST PRODUCTS
                 CONSOLIDATED STATEMENT OF INCOME
                FOR THE SEVEN MONTHS ENDED JULY 31,


                                                      2000
                                                  (Unaudited)
                                                   ----------

          SALES                                  $ 15,258,368
                                                  -----------

          COST OF SALES                            12,437,727
                                                  -----------
          GROSS PROFIT                              2,820,641
                                                  -----------
          EXPENSE
           Warehousing                                761,790
           Selling and delivery                       948,152
           General & administrative                   333,779
           Depreciation                                42,442
                                                  -----------
                                                    2,086,163
                                                  -----------
          INCOME FROM OPERATIONS                      734,478
                                                  -----------
          OTHER INCOME
           Income from Seabright
            Wood Fabricators Ltd                      270,193
                                                  -----------
          NET INCOME                            $   1,004,671
                                                  ===========






















                SEABRIGHT WOOD FABRICATORS LIMITED
                         BALANCE SHEET
                       AT JULY 31, 2000
                          (Unaudited)

                            ASSETS

   CURRENT ASSETS
    Accounts receivable                         $      17,171
    Inventories                                       116,528
    Prepaid expenses                                   46,613
    Advances related party                              5,501
                                                 ------------
                                                      185,813
   CAPITAL ASSETS - at cost less accumulated
    amortization                                      704,430
   OTHER ASSETS                                           785
                                                 ------------
                                               $      891,028
                                                 ============
                         LIABILITIES

   CURRENT LIABILITIES
    Bank indebtedness                          $      152,253
    Accounts payable and accrued liabilities          135,032
    Income and other taxes payable                     13,950
    Current portion of long-term debt                  40,601
    Current portion of advances from shareholder        8,459
                                                -------------
                                                      350,295
   LONG-TERM DEBTS                                     81,759
   DEFERRED INCOME TAXES                              132,362
                                                -------------
                                                      564,415
                                                -------------
                     SHAREHOLDER S EQUITY

   CAPITAL STOCK                                        1,261
   RETAINED EARNINGS, BEGINNING                       322,390
   CURRENCY TRANSLATION                                (7,381)
   NET INCOME CURRENT                                  10,343
                                                -------------
                                                      326,613
                                                -------------
                                               $      891,028
                                                =============










                 SEABRIGHT WOOD FABRICATORS LIMITED
                        STATEMENT OF INCOME
                  FOR THE SEVEN MONTHS ENDED JULY 31,

                                                     2000
                                                  (Unaudited)
                                                 -----------

      SALES                                     $   1,070,693

      COST OF SALES                                   750,455
                                                   ----------
      GROSS MARGIN                                    320,238
                                                   ----------
      GENERAL AND ADMINISTRATIVE                      147,527
      DEPRECIATION                                     74,029
                                                   ----------
                                                      221,576
                                                   ----------
      INCOME FROM OPERATIONS                           98,662
                                                   ----------
      OTHER INCOME
       Rental income                                    5,492
                                                   ----------
      NET INCOME BEFORE INCOME TAX                    104,154
       Income taxes                                    93,811
                                                   ----------
                                                $      10,343
                                                   ==========























               VALUE HOLDINGS, INC.  AND SUBSIDIARIES
                PRO-FORMA CONSOLIDATED BALANCE SHEET
                       AT OCTOBER 31, 1999

                       Consolidated  Acquired  Pro-forma  Combined
                         Company    Companies Adjustments Pro-forma
                                     Combined
ASSETS
Current
 Cash                 $    31,844 $     -0-  $        $    31,844
 Marketable securities    211,058       -0-               211,058
 Accounts receivable    9,600,213  2,786,404           12,386,617
 Inventories            6,952,896  3,164,458           10,117,354
 Income taxes receivable     -0-      13,305               13,305
 Current portion of loan
  receivable related party   -0-      11,374 (1)(11,374)     -0-
 Prepaid and other assets 339,978     66,010              405,988
                       ----------  ---------  --------- ---------
                       17,135,989  6,041,551   (11,374) 23,166,166
Related party receivables 130,400     17,487(1)(17,487)    130,400
Investment related company           368,243  (368,243)      -0-
Investment in real estate 204,304       -0- (1)            204,304
Property and equipment
 net                    1,255,772  1,043,652(2)          2,299,424
Goodwill                5,446,987       -0-   4,401,029  9,848,016
Deposits and other assets 254,563        788               255,351
                       ----------  ---------  ---------  ---------
                      $24,428,015 $7,471,721 $4,003,925$35,903,661
                       ==========  =========  ========= ==========
LIABILITIES AND STOCKHOLDER S EQUITY
Current                                      (3)
 Bank indebtedness    $11,302,050 $2,358,784 $6,528,218 $20,189,052
 Accounts payable and
 accrued expenses       4,362,107    587,932(4) 650,132   5,600,171
 Income taxes payable        -0-      42,756                 42,756
 Notes payable affiliates 323,481       -0-                 323,481
 Notes payable and
 advances stockholders    312,337       -0-                 312,337
 Current portion long term
  debt and capital leases 315,539    210,561 (1)(11,374)    514,726
                       ----------  ---------  ---------  ----------
                       16,615,514  3,200,033  7,166,976  26,982,523
Long Term Debt         ----------  ---------  ---------  ----------
 Notes payable and capital
  leases                1,349,305    381,585              1,730,890
 Shareholder loans           -0-      17,487 (1)(17,487)       -0-
 Loans related companies     -0-         229                    229
 Deferred gain on sale     86,251       -0-                  86,251
 Deferred income taxes       -0-      64,902                 64,902
                       ----------  ---------  ---------  ----------
                        1,435,556    464,203    (17,487)  1,882,272
                       ----------  ---------  ---------  ----------
Preferred securities
 subsidiary             5,703,607       -0-               5,703,607
                       ----------  ---------             ----------


Stockholder s equity
 Preferred stock          750,000       -0-                 750,000
 Common stock              10,885      1,261(2) (1,175)      10,971
 Paid in capital       14,751,595       -0- (2)242,900   14,994,495
 Deferred consulting
  agreements              (47,499)      -0-                (47,499)
 Retained earnings,                          (2)
  beginning           (15,862,125)   640,080  (640,080)(15,862,125)
 Net income current year  993,365  1,532,016  (936,482)  1,588,899
 Accumulated                                (3,4)
  comprehensive income    221,892    (14,287) (162,312)     45,293
 Dividends               (144,775)          (2)          (144,775)
 Partner s equity            -0-   1,648,415(1,648,415)       -0-
                       ----------  --------- ---------  ---------
                          673,338  3,807,485(3,145,564) 1,335,259
                       ----------  --------- ---------  ---------
                      $24,428,015 $7,471,721$4,003,925$35,903,661
                       ==========  ========= ========= ==========


               VALUE HOLDINGS, INC. AND SUBSIDIARIES
           PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED OCTOBER 31, 1999

                    Consolidated  Acquired  Pro-forma  Combined
                      Company    Companies Adjustments Pro-forma
                                  Combined

                                            (1)
Sales               $45,711,611 $24,409,145 $(1,668,405)$68,452,351
Licensing fee           354,328                             354,328
                     ----------  ----------  ----------- ----------
Total Revenue        46,065,939  24,409,145  (1,668,405) 68,806,679
                                            (1)
Cost of sales        39,417,806  19,776,458  (1,668,405) 57,525,859
                     ----------  ----------  ----------  ----------
Gross Profit          6,648,133   4,632,687       -0-    11,280,820
                     ----------  ----------  ----------  ----------
Expenses
 Selling and
  administrative      4,319,658   2,950,407               7,270,065
 Interest expense       849,003      92,428  (4)650,132   1,591,563
 Depreciation           213,117      79,051                 292,168
 Amortization           566,715              (3)231,633     798,348
                      ---------   ---------   ---------   ---------
                      5,948,493   3,121,886     881,765   9,952,144
                      ---------   ---------   ---------   ---------
Income-operations       699,640   1,510,801    (881,765)  1,328,676

Other Income
 Interest and other     419,377                             419,377
 Rental income                       10,380                  10,380
 Loss on disposal
  of assets                         (11,484)               (11,484)
 Equity is Seabright                            (1)
  Fabricators, Ltd.                  54,717      (54,717)     -0-
                      ---------   ---------    ---------  ---------
                        419,737      53,613      (54,717)   418,273
                      ---------   ---------    ---------  ---------
Net income before
 income tax           1,119,017   1,564,414     (936,482) 1,746,949

Income taxes            125,652      32,398                 158,050
                     ----------   ---------    ---------  ---------
Net income              993,365   1,532,016     (936,482) 1,588,899

Other comprehensive
 income (loss)
 Foreign currency
  translation           225,265                             225,264
                     ----------   ---------   ----------  ---------
Comprehensive income
 (loss)             $ 1,218,629 $ 1,532,016  $ (936,482)$ 1,814,163
                     ==========  ==========   =========  ==========

Earnings per share
 Basic                                                      $0.0156
 Diluted                                                    $0.0144

Average number of
 shares EPS computation
 Basic                                                  101,654,659
 Diluted                                                110,014,159






















               VALUE HOLDINGS, INC.  AND SUBSIDIARIES
                PRO-FORMA CONSOLIDATED BALANCE SHEET
                          AT JULY 31, 2000

                       Consolidated  Acquired  Pro-forma  Combined
                         Company    Companies Adjustments Pro-forma
                                     Combined
ASSETS
Current
 Cash                 $    35,629 $     -0-  $        $    35,629
 Marketable securities    123,601       -0-               123,601
 Accounts receivable   14,666,975  3,295,981           17,962,956
 Inventories           15,366,719  3,257,237           18,623,956
 Current portion of loan
  receivable related party   -0-       5,501 (1) (5,501)     -0-
 Prepaid and other assets 115,169     53,170              168,339
                       ----------  ---------  --------- ---------
                       30,308,093  6,611,889    (5,501) 36,914,481
Note receivable           180,000                          180,000
Related party receivables 130,400     13,161(1)(13,161)    130,400
Investment related company           419,367  (419,367)      -0-
Investment in real estate 140,528       -0- (1)            140,528
Property and equipment
 net                    1,818,241    956,797(2)          2,775,038
Goodwill                6,037,197       -0-   4,281,716 10,318,913
Intangible assets         102,720                          102,720
Deposits and other
 assets                 1,340,634        785             1,341,419
                       ----------  ---------  ---------  ---------
                      $40,057,813 $8,001,999 $3,843,687$51,903,499
                       ==========  =========  ========= ==========
LIABILITIES AND STOCKHOLDER S EQUITY
Current                                      (3)
 Bank indebtedness    $22,289,328 $2,762,930 $6,843,501 $31,895,759
 Accounts payable and
 accrued expenses       5,255,030    993,365(4) 487,599   6,735,994
 Income taxes payable        -0-      13,950                 13,950
 Notes payable affiliates 146,792       -0-                 146,792
 Current portion long term
  debt and capital leases 300,000     49,060 (1) (8,459)    340,601
                       ----------  ---------  ---------  ----------
                       27,991,150  3,819,305  7,322,641  39,133,096
Long Term Debt         ----------  ---------  ---------  ----------
 Notes payable and capital
  leases                1,376,326     81,759 (1)(10,203)  1,447,882
 Deferred gain on sale     86,251       -0-                  86,251
 Deferred income taxes       -0-     132,362                132,362
                       ----------  ---------  ---------  ----------
                        1,462,577    214,121    (10,203)  1,666,495
                       ----------  ---------  ---------  ----------
Preferred securities
 subsidiary             5,703,607       -0-               5,703,607
                       ----------  ---------             ----------

Stockholder s equity
 Preferred stock          750,000       -0-                 750,000
 Common stock              15,780      1,261(2) (1,175)      15,866
 Paid in capital       15,254,201       -0- (2)254,635   15,508,836
 Deferred consulting
  agreements             (187,500)      -0-               (187,500)
 Retained earnings,                         (2)
  beginning           (14,791,643)   322,390  (322,390)(14,791,643)
 Net income current yr  4,163,815  1,015,014  (983,145)  4,195,684
 Accumulated                                (3,4)
  comprehensive income   (107,057)    (7,382) (220,614)    106,175
 Dividends               (197,117)          (2)          (197,117)
 Partner s equity            -0-   2,637,290(2,637,290)       -0-
                       ----------  --------- ---------  ---------
                        4,900,479  3,968,573(3,468,751) 5,400,301
                       ----------  --------- ---------  ---------
                      $40,057,813 $8,001,999$3,843,687$51,903,499
                       ==========  ========= ========= ==========


               VALUE HOLDINGS, INC. AND SUBSIDIARIES
           PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE NINE MONTHS ENDED JULY 31, 2000

                    Consolidated  Acquired  Pro-forma  Combined
                      Company    Companies Adjustments Pro-forma
                                  Combined


Sales               $90,443,582 $16,329,062 $          $106,772,644

Cost of sales        78,346,683  13,188,183              91,534,866
                     ----------  ----------  ----------  ----------
Gross Profit         12,096,899   3,140,879       -0-    15,237,778
                     ----------  ----------  ----------  ----------
Expenses
 Selling and
  administrative      6,386,399   2,166,301               8,552,700
 Interest expense     1,737,205      24,947  (4)487,599   2,249,751
 Depreciation           406,537     116,491                 523,028
 Amortization           681,472              (3)225,353     906,825
                      ---------   ---------   ---------   ---------
                      9,211,613   2,307,739     712,952  12,232,304
                      ---------   ---------   ---------   ---------
Income-operations     2,885,286     833,140    (712,952)  3,005,474

Other Income
 Interest and other      51,768                              51,768
 Rental income                        5,492                   5,492
 Equity is Seabright
  Fabricators, Ltd.                 270,193  (1)(270,193)     -0-
                      ---------   ---------    ---------  ---------
                         51,768     275,685     (270,193)    57,260
                      ---------   ---------    ---------  ---------
Income from continued
 operations           2,937,054   1,108,825     (983,145) 3,062,734

Discont.operations    1,226,761                           1,226,761
                     ----------  ----------    --------- ----------
Net income before
 income taxes         4,163,815   1,108,825     (983,145) 4,289,495

Income taxes                         93,811                  93,811
                     ----------   ---------    ---------  ---------
Net income            4,163,815   1,015,014     (983,145) 4,195,684

Other comprehensive
 income (loss)
 Foreign currency
  translation          (328,949)                          (328,949)
                     ----------   ---------   ----------  ---------
Comprehensive income
 (loss)             $ 3,834,866 $ 1,015,014  $ (983,145)$ 3,866,735
                     ==========  ==========   =========  ==========

Earnings per share
 Basic                                                      $0.0314
 Diluted                                                    $0.0295

Average number of
 shares EPS computation
 Basic                                                  133,820,572
 Diluted                                                142,180,072


               VALUE HOLDINGS, INC. AND SUBSIDIARIES
           PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE NINE MONTHS ENDED JULY 31, 1999

                    Consolidated  Acquired  Pro-forma  Combined
                      Company    Companies Adjustments Pro-forma
                                  Combined


Sales               $24,703,983 $14,145,380 $           $38,849,363

Cost of sales        20,037,393  11,183,905              31,221,298
                     ----------  ----------  ----------  ----------
Gross Profit          4,666,590   2,961,475       -0-     7,628,065
                     ----------  ----------  ----------  ----------
Expenses
 Selling and
  administrative      2,473,392   1,809,798               4,283,190
 Interest expense       545,441      77,886  (4)487,599   1,110,926
 Depreciation            64,041      47,383                 111,424
 Amortization           185,966              (3)173,725     359,691
                      ---------   ---------   ---------   ---------
                      3,268,840   1,935,067     661,324   5,865,231
                      ---------   ---------   ---------   ---------
Income-operations     1,397,750   1,026,408    (661,324)  1,762,834

Other Income
 Interest income         13,008                              13,008
 Rental income                        7,830                   7,830
 Loss on disposal of
  capital asset                     (11,550)               (11,550)
 Equity is Seabright
  Fabricators, Ltd.                  34,117   (1)(34,117)     -0-
                      ---------   ---------    ---------  ---------
                         13,008      30,397      (34,117)     9,288
                      ---------   ---------    ---------  ---------
Income from continued
 operations           1,410,758   1,056,806     (695,441) 1,772,123

Discont.operations       24,146                              24,146
                     ----------  ----------    --------- ----------
Net income before
 income taxes         1,434,904   1,056,806     (695,441) 1,796,269

Income taxes                         20,734                  20,734
                     ----------   ---------    ---------  ---------
Net income            1,434,904   1,036,072     (695,441) 1,775,535

Other comprehensive
 income (loss)
 Foreign currency
  translation           130,346                            130,346
                     ----------   ---------   ----------  ---------
Comprehensive income
 (loss)             $ 1,565,520 $ 1,036,072  $ (695,441)$ 1,905,881
                     ==========  ==========   =========  ==========

Earnings per share
 Basic                                                      $0.0179
 Diluted                                                    $0.0165

Average number of
 shares EPS computation
 Basic                                                   99,259,127
 Diluted                                                107,618,627












                  VALUE HOLDINGS, INC AND SUBSIDIARIES
          NOTES TO CONSOLIDATED PRO-FORMA FINANCIAL STATEMENTS
              OCTOBER 31, 1999 AND JULY 31, 2000 AND 1999


The accompanying consolidated pro-forma financial statements reflect the financial position and results of operations of Value Holdings, Inc. and Subsidiaries, reflecting the acquisition of all the assets of Cutler Forest Products and 100% of the shares of Seabright Wood Fabricators, giving effect to the transaction as of the beginning of the year/periods presented (October 31, 2000 and July 31, 2000 and 1999).

Following is an explanation of the pro-forma adjustments:

Note 1. REFLECTS THE ELIMINATION OF INTERCOMPANY TRANSACTIONS
        ON CONSOLIDATION BETWEEN CUTLER FOREST PRODUCTS AND
        SEABRIGHT WOOD FABRICATORS

                               October 31,  July 31,  July 31,
                                 1999         2000      1999
                               ----------  ---------  --------

   Related party receivable-
    payable short-term       $     11,374 $   5,501  $  N/A
            long-term              17,487    13,161     N/A
   Sales- purchases             1,668,405      -0-      -0-
   Investment in unconsolidated
    affiliate                     368,243   419,367     N/A
   Equity pick-up                  54,717   270,193    34,117

Note 2. REFLECTS ACQUISTION OF ASSETS OF CUTLER FOREST PRODUCTS AND 100% OF THE SHARES OF SEABRIGHT WOOD FABRICATORS, LTD.


                               October 31,  July 31,  July 31,
                                 1999         2000      1999
                               ----------  ---------  --------

   Goodwill created on
    transaction             $  4,632,662  $ 4,507,069    N/A
   Goodwill amortization         231,633      225,353   173,725
   Share of Value Holdings
    issued - common stock          1,175        1,175    N/A
             paid in capital     242,900      254,635    N/A
   Elimination of beginning
    retained earnings and
    partner s equity companies
    acquired                  (2,288,495)  (2,959,680)   N/A





Note 3. REFLECTS INCREASE IN BANK INDEBTNESS TO FINANCE ACQUISTION

                               October 31,  July 31,  July 31,
                                 1999         2000      1999
                               ----------  ---------  --------
   Increase in Network
    Forest Products Revolving
    Credit Agreement         $ 6,528,218 $ 6,843,501    N/A



Note 4. REFLECTS ADDITIONAL INTEREST COST INCURRED AS A RESULT OF
        INCREASE IN BANK INDEBTEDNESS

                               October 31,  July 31,  July 31,
                                 1999         2000      1999
                               ----------  ---------  --------
   Additional interest cost
    on line of credit
    facility - interest at
    prime plus 1.25%         $   650,132  $ 487,599  $ 487,599